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                                                                    EXHIBIT 10.9

                             MILLIPORE CORPORATION
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                 1995 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
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          The purpose of the Millipore Corporation 1995 Employee Stock Purchase
Plan (the "Plan") is to provide employees of Millipore Corporation (the "Corporation") and its subsidiary corporations a continuing opportunity to purchase the Corporation's Common Stock (the "Common Stock") through annual offerings. 1,300,000 authorized but unissued or treasury shares of Common Stock in the aggregate may be reserved for this purpose by the Board of Directors of the Corporation. It is intended that this Plan shall constitute an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986 (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

          1.  ADMINISTRATION.  The Plan shall be administered by a committee
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appointed by the Board of Directors of the Corporation (the "Committee").  The
Committee shall consist of no fewer than three members, some or all of whom may but need not be members of the Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies of the Committee, however caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Actions pursuant to the affirmative vote of a majority of the members of the Committee present at any meeting or pursuant to the written consent of a majority of the members of the Committee shall be valid action of the Committee. The interpretation and construction by the Committee of any provision of the Plan or of any purchase right granted under it shall be final unless otherwise determined by the Board of Directors. No member of the Board of Directors or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any purchase right granted under it.

          2.  DEFINITIONS.  In addition to the definitions provided elsewhere in
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this Plan, the following terms shall have the meanings set forth below:

          "Date of Offering" shall be the first day of June in each year.

          "Parent corporation" and "subsidiary corporation" shall have the meanings set forth in Section 424(e) and (f) of the Code.
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          "Compensation" means an employee's regular earnings, including payments for overtime, shift premium, commissions and bonuses; provided, however, it shall not include payments made pursuant to the Corporation's Management Incentive Plan.

          "Working Day" means a day other than a Saturday, Sunday or scheduled holiday.

          3.  ELIGIBILITY.  All regular employees of the Corporation (and those
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employees of its subsidiaries who may participate on such terms and conditions, not inconsistent with this Plan, as provided for by the Committee) shall be granted purchase rights under the Plan to purchase Common Stock. Subject to the terms and conditions of this Plan, each eligible employee shall be granted a purchase right effective on the next succeeding Date of Offering. In no event may an employee be granted a purchase right if such employee, immediately after the purchase right is granted, owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or of its parent corporation or subsidiary corporation. For purposes of determining stock ownership under this paragraph, Section 424(d) of the Code shall apply and stock which the employee may purchase under the outstanding purchase rights shall be treated as stock owned by the employee.
For purposes of this Section 3, the term "employee" shall not include an employee whose customary employment is not more than five (5) months in any calendar year.

          4.  OFFERINGS.  The Corporation will make one annual offering to
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employees to purchase stock under the Plan.  The terms and conditions for the offering shall specify the amount of stock that may be purchased thereunder and shall include an Offering Period of 12 months duration commencing with the Date of Offering.

          5.  ACCRUAL LIMITATION.  No offering shall be effective to grant to
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any employee a purchase right which permits his rights to purchase stock under all "employee stock purchase plans" of the parent or any subsidiary corporation to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such purchase right is granted) for each calendar year in which such purchase right is outstanding at any time.

          For purposes of this paragraph:

          (A) the right to purchase stock under a purchase right accrues when the purchase right (or any portion thereof) is granted during the calendar year;

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          (B) a right to purchase stock which has accrued under one purchase right granted pursuant to the Plan may not be carried over to any other purchase right.

          6.  STOCK.  The stock subject to the purchase rights shall be shares
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of the Corporation's authorized but unissued or treasury shares.  The aggregate number of shares which may be issued under all purchase rights granted under this Plan shall not exceed 1,300,000 shares of Common Stock.

          7.  TERMS AND CONDITIONS OF PURCHASE RIGHTS.  Purchase rights granted
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pursuant to the Plan shall be in such form as the Committee may from time to time recommend and the Board of Directors shall from time to time approve, provided that all employees granted purchase rights shall have the same rights and privileges (except as otherwise provided by this Plan) and provided further that such purchase rights shall comply with and be subject to the following terms and conditions:

          (a) Number of Shares.  Each purchase right granted thereunder shall
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     provide that the grantee may purchase shares of Common Stock, as specified in each offering, provided, however, no purchase right may permit the purchase of stock in excess of the amounts set forth in Section 5. In addition, no employee may purchase stock in an amount which is greater than 10% of his Compensation.

          (b) Price.  Each purchase right shall state that the price per share
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     shall be an amount equal to the lower of:  (a) 85% of the fair market value of each share of Common Stock on the Date of Offering (the "Offering Price"); or (b) 85% of the fair market value of each share at the time of exercise (the "Alternative Offering Price").

          8.  PARTICIPATION.  An eligible employee may participate in this Plan
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by making an election (prior to the Date of Offering). The election will authorize regular payroll deductions from the employee's compensation during the Offering Period.

          9.  DEDUCTIONS.  The Corporation will maintain payroll deduction
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accounts for all participating employees.  With respect to any offering made under this Plan, an employee may authorize a minimum payroll deduction of 1% up to a maximum of 10% of his Compensation during the Offering Period.

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          10.  DEDUCTION CHANGES.  An employee may at any time increase or
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decrease his or her payroll deduction.  The change may not become effective sooner than the next pay period.

          11.  WITHDRAWAL.  An employee may for any reason withdraw from
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continued participation in an offering, in which event any monies previously deducted and not used to purchase Common Stock under this Plan shall be returned to him or her.

          12.  PURCHASE OF SHARES.  As of the last day of August, November,
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February and May during any offering, the account of each participating employee shall be totaled and the Alternative Offering Price determined. When a participating employee shall have sufficient funds in his account to purchase one or more full shares at the lower of either the Offering Price or the Alternative Offering Price as of that date, the employee shall be deemed to have exercised his purchase rights to purchase such share or shares at such lower price; his account shall be charged for the amount of the purchase; and shares shall be credited to the employee's account at Salomon Smith Barney (or such other broker as may be designated by the Corporation) within a reasonable period following August 31, November 30, February 28/29 and May 31 of each Offering Period year, for such number of shares as his or her payroll deductions have purchased during the quarter ending on such dates. Subsequent shares covered by the employee's purchase right will be purchased in the same manner, whenever sufficient funds have again accrued in the employee's account. Payroll deductions may be made under each offering to the extent authorized by the employee, subject to the maximum and minimum limitations imposed for such offering. A separate employee account will be maintained with respect to each offering. If an employee does not accumulate sufficient funds in his or her account to purchase a share by the end of the Offering Period, he/she will thereupon be deemed to have withdrawn from the offering to the extent of the unfunded shares and the balance of the amount in the account will be refunded, unless the employee continues in the Plan during the next Offering Period.

          13.  REGISTRATION OF CERTIFICATES.  Certificates will be
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registered only in the name of the employee, unless the employee completes and forwards a Transaction Order Form to Salomon Smith Barney (or such other broker designated by the Corporation) instructing that the certificate(s) be issued in the employee's name jointly with a member of his or her family, with right of survivorship. An employee who is a resident of a jurisdiction which does not recognize such a joint tenancy may have certificates registered in his or her name as tenant in common with a member of his or her family, without right of survivorship.

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          14.  RIGHTS AS A STOCKHOLDER.  None of the rights or privileges of
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a stockholder of the Corporation shall exist with respect to shares purchased under the Plan unless and until certificates representing such full shares have been issued.

          15.  TERMINATION OF EMPLOYMENT EXCEPT BY DEATH.  In the event that
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an employee is terminated by the Corporation or by any of its subsidiaries for any reason other than death, such former employee shall be deemed to have withdrawn from the Plan and any monies in his account will be returned to him.

          16.  DEATH OF GRANTEE AND TRANSFER OF PURCHASE RIGHT.  If an
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employee shall die while in the employ of the Corporation or any of its subsidiaries and shall not have fully exercised a purchase right, the purchase right will be exercised in accordance with this Plan.

          17.  PURCHASE RIGHTS NOT TRANSFERABLE.  Purchase rights under this
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Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

          18.  APPLICATION OF FUNDS.  All funds received or held by the
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Corporation under this Plan may be used for any corporate purpose.

          19.  ADJUSTMENT IN CASE OF CHANGES AFFECTING COMMON STOCK.  In the
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event of subdivision of outstanding shares of Common Stock, or the payment of a stock dividend with respect to the Common Stock of 10% or more, the number of shares reserved or authorized to be reserved under this Plan, including shares covered by outstanding grants to participating employees, shall be increased proportionately, and the Offering Price for each participant at such time reduced proportionately, and such other adjustment shall be made as may be deemed equitable by the Committee or by the Board of Directors. In the event of any other change affecting the Common Stock such adjustment shall be made as may be deemed equitable by the Board of Directors to give proper effect to such event.

          20.  AMENDMENT OF THE PLAN.  The Board of Directors may at any
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time, or from time to time, amend this Plan in any respect, except that no amendment shall be made without the approval of the stockholders of the Corporation (i) increasing or decreasing the number of shares to be reserved under this Plan or (ii) decreasing the purchase price per share.

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          21.  TERMINATION OF THE PLAN.  The Plan and all rights of employees
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under any offering hereunder shall terminate:

          (a) on the day that participating employees exercise purchase rights to purchase a number of shares equal to or greater than the number of shares remaining available for purchase. If the number of shares so purchasable is greater than the shares remaining available, the available shares shall be allocated by the Committee among such participating employees in such manner as it deems fair; or

          (b) at any time, at the discretion of the Board of Directors.

No offering hereunder shall be made which shall extend an Offering Period beyond May 31, 2005. Upon termination of this Plan, all amounts in the accounts of participating employees shall be promptly refunded.

          22.  GOVERNMENTAL REGULATIONS.  The Corporation's obligation to sell
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and deliver Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such stock.

          23.  INDEMNIFICATION OF COMMITTEE.  In addition to such other rights
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of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by Millipore Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any purchase right granted thereunder, and against all amounts paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such Committee member is liable for gross negligence or willful misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

          24.  APPROVAL OF STOCKHOLDERS.  This amended Plan shall be effective
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on the date of approval by the stockholders of the Corporation and shall supersede and replace the previous version of the Plan.

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